                                                                 Exhibit 10(lll)


                       AMENDMENT NO. 2 TO LOAN AGREEMENT
                       ---------------------------------


          THIS AMENDMENT NO. 2 TO LOAN AGREEMENT (this "Amendment"), dated as of January 31, 2001, is executed with reference to the Loan Agreement dated as of June 30, 1999, among Detroit Entertainment, L.L.C., a Michigan limited liability company ("Borrower"), the Lenders named therein, and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Issuing Lender and Administrative Agent, as amended by Amendment No. 1 to Loan Agreement dated as of September 30, 2000 (as so amended, the "Loan Agreement").

                                    RECITALS
                                    --------

A. Borrower has heretofore incurred $37,680,493 of Indebtedness (the "Intercompany Indebtedness") in favor of Circus Circus Michigan, Inc. ("CCMI"), a Michigan corporation which is a wholly-owned subsidiary of Mandalay Resort Group (the "Company").

B. While Borrower, CCMI and the Company intended that the Intercompany Indebtedness be treated as Company Subordinated Debt, they did not comply with the Loan Agreement's requirement for that treatment by failing to execute a Subordination Agreement in the form of Exhibit I to the Loan Agreement and by failing to obtain the approval of the instruments governing the Intercompany Indebtedness.

C. Borrower has requested that Lenders waive such failures and amend the Loan Agreement as set forth below to revise the Maximum Total Debt Ratio restrictions set forth in Section 6.12 of the Loan Agreement.


          NOW, THEREFORE, the parties agree as follows:

     1.   Defined Terms.  All initially capitalized terms used in this Amendment
          -------------
without definition shall have the respective meanings assigned thereto in the Loan Agreement. In addition, the definition of "Company Subordinated Debt" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in full as follows [with the text added thereto being set forth herein in underscored and italicized text for the convenience of the readers]:

          "Company Subordinated Debt" means Indebtedness of Borrower to the
           -------------------------
     Company or any of its wholly-owned Subsidiaries having a final maturity
             ---------------------------------------
     which is after the Maturity Date, having no payments of principal due prior
                                                          ------------
     to that maturity date except to the extent that the making of such payments
                           -----------------------------------------------------
     does not result in the failure of Borrower to be in pro forma compliance
     ------------------------------------------------------------------------
     with the terms hereof, which is subject to a Subordination Agreement, and
     ---------------------
     which has representations, warranties, covenants and defaults which are no less favorable to the Company and such wholly-owned Subsidiaries than those
                                   ----------------------------------
     contained herein and which are otherwise acceptable to the Administrative Agent.

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     2.   Amendment to Section 6.1.  Section 6.1 of the Loan Agreement is
          ------------------------
amended so that clause (a) thereof is amended to read in full as follows [with the text added thereto being set forth herein in underscored and italicized text for the convenience of the readers]:

          "(a) Pay any principal (including sinking fund payments) or any other
                                  ---------
     amount (other than scheduled interest payments) with respect to any
             ----- ----
     Subordinated Debt, or purchase or redeem any Subordinated Debt (except for
                                                                    -----------
     payments of principal made with respect to Company Subordinated Debt on or
     --------------------------------------------------------------------------
     following their due date, as expressly contemplated by the definition of
     ------------------------------------------------------------------------
     "Company Subordinated Debt")"
     ----------------------------

     3.   Waiver re Intercompany Indebtedness.  The Lenders waive the failure of
          -----------------------------------
the Borrower, CCMI and the Company to comply with the requirements of the Loan Agreement in connection with the issuance of the Intercompany Indebtedness.
This waiver constitutes a one-time waiver of only, and the Borrower and the Company shall fully comply with the requirements of the Loan Agreement as to any future Company Subordinated Debt.

     4.   Revised Maximum Total Debt Ratio Covenant.  Section 6.12 of the Loan
          -----------------------------------------
Agreement is amended to read in its entirety as follows:

          "6.12  Maximum Total Debt Ratio.  Permit the Total Debt Ratio as of
                 ------------------------
     the last day of any Fiscal Quarter described below, to exceed the ratio set forth opposite that Fiscal Quarter in the matrix below:

          Fiscal Quarter Ending                   Maximum Ratio
          ---------------------                   -------------

          January 31, 2001 through
          January 31, 2002                        2.00:1.00

          April 30, 2002 through
          January 31, 2003                        1.50:1.00

          April 30, 2003 and thereafter           1.00:1.00."

     5.   No Release of Company Guaranty.  Section 11.25 of the Loan Agreement
          ------------------------------
is amended to read in its entirety as follows:

          "11.25  No Release of Company Guaranty.  Notwithstanding any other
                  ------------------------------
     provision of this Agreement, the Company shall not be entitled to a release of the Company Guaranty unless all of the Lenders (in their sole and absolute discretion) consent in writing to such a release."

     6.   Conforming Changes to Accommodate Amendment to Section 11.25 of the
          -------------------------------------------------------------------
Loan Agreement.
--------------

          (a)  Amendment to Section 1.1.  The definition of "Company Guaranty"
               ------------------------                      ----------------
               set forth in Section 1.1 of the Loan Agreement is amended to read in its entirety as follows:

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                         "Company Guaranty" means the continuing guaranty of the
                          ----------------
                    Obligations to be executed and delivered by the Company on the Closing Date in favor of the Administrative Agent, in form and substance satisfactory to the Administrative Agent, in connection with this Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

          (b)  Amendment to Section 5.12(a)(ii).  Section 5.12(a)(ii) of the
               --------------------------------
               Loan Agreement is amended by deleting the text thereof in its entirety and substituting therefor "[Intentionally Omitted]".

          (c)  Amendment to Section 5.12(b)(i).  Section 5.12(b)(i) of the Loan
               -------------------------------
               Agreement is amended to read in its entirety as follows:

                         (i) at Borrower's option, either (A) any endorsements
                    to the ALTA policy of lenders title insurance referred to in
                    Section 8.1 as may be reasonably requested by the Administrative Agent, or (B) a new ALTA policy of lenders title insurance concerning such interest in Real Property;

          (d)  Amendment to Section 11.2(f).  Section 11.2(f) of the Loan
               ----------------------------
               Agreement is amended to read in its entirety as follows:

                         (f) To release the Company Guaranty or the Lease
                    Indemnity; or

          (e)  Amendment to Section 11.8(e)(iii).  Section 11.8(e)(iii) of the
               ---------------------------------
               Loan Agreement is amended by deleting the phrase "Sections 3.7, 3.8, 11.11 and 11.25" and substituting therefor "Sections 3.7,
               3.8 and 11.11".

     7.   Amendment to Company Guaranty.  Borrower and the Lenders consent to
          -----------------------------
the amendment to the Company Guaranty as set forth in the Consent of Guarantor and Amendment to Guaranty attached to this Amendment and incorporated herein by this reference.

     8.   Conditions Precedent.  The effectiveness of this Amendment is subject
          --------------------
to each of the following conditions:

          (a)  Execution and Delivery of this Amendment.  The Administrative
               ----------------------------------------
               Agent shall have received this Amendment, duly executed by the Borrower. The Administrative Agent shall have received a duly executed Consent of Lender from Lenders constituting at least Requisite Lenders.

          (b)  Execution and Delivery of Subordination Agreement.  The
               -------------------------------------------------
               Administrative Agent shall have received a Subordination Agreement with respect to the Intercompany Indebtedness, duly executed by the Borrower and CCMI, substantially in the form set forth as Exhibit I to the Loan Agreement.
                        ---------

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          (c)  Execution and Delivery of Note for Intercompany Indebtedness.
               ------------------------------------------------------------
               The Administrative Agent shall have received a true, correct and complete copy of the note evidencing the Intercompany Indebtedness, duly executed by the Borrower in favor of CCMI, with such note containing provisions acceptable to the Administrative Agent.

          (d)  Acknowledgment of Guarantor and Amendment to Guaranty.  The
               -----------------------------------------------------
               Company shall have confirmed the continuing validity and effectiveness of its Guaranty dated as of June 30, 1999, and shall have agreed to the certain amendments thereof, by executing and delivering to Administrative Agent its Consent of Guarantor and Amendment to Guaranty attached to this Amendment.

     9. Miscellaneous.
        -------------

          (a) Reference to Loan Agreement.  The Loan Agreement, each of the
              ---------------------------
              other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

          (b) No Default of Event of Default.  The Borrower confirms that, after
              ------------------------------
              giving effect to this Amendment, no Event of Default or Default exists.

          (c) Counterparts.  This Amendment may be executed in counterparts in
              ------------
     accordance with Section 11.7 of the Loan Agreement.

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          (d) Confirmation.  In all other respects, the Loan Agreement is
              ------------
     confirmed.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

                            DETROIT ENTERTAINMENT, L.L.C.,
                            a Michigan limited liability company

                            By:  Circus Circus Michigan, Inc., authorized member


                                 By:       GLENN SCHAEFFER
                                        -----------------------------------

                                         Glenn Schaeffer, President
                                        -----------------------------------
                                               [Printed Name and Title]


                            BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent

                            By:     JANICE HAMMOND
                                 -----------------------------------------

                                    /s/ Janice Hammond, Vice President
                                 -----------------------------------------
                                           [Printed Name and Title]

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                              CONSENT OF GUARANTOR
                           AND AMENDMENT TO GUARANTY

          The undersigned, Mandalay Resort Group, a Nevada corporation ("Company"), consents to the execution, delivery and performance of the foregoing Amendment No. 2 to Loan Agreement and reaffirms its Guaranty dated as of June 30, 1999.

          Company acknowledges and agrees that the Guaranty is hereby amended to delete the text of Section 17 thereof in its entirety and to replace such deleted text with "[Intentionally Omitted]".


                                  MANDALAY RESORT GROUP,
                                  a Nevada corporation



                                  By:  GLENN SCHAEFFER
                                       ----------------------------

                                       Glenn Schaeffer, President
                                       -----------------------------
                                          [Printed Name and Title]

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                               CONSENT OF LENDER


          This Consent of Lender is delivered with reference to the Loan Agreement dated as of June 30, 1999, among Detroit Entertainment, L.L.C., a Michigan limited liability company (the "Borrower"), the Lenders named therein, and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement are used herein with the same meanings.

          The undersigned Lender consents to the execution, delivery and performance of the proposed Amendment No. 2 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.

Dated:      January 31, 2001
           -----------



                              _______________________________________
                                    [Typed/Printed Name of Bank]


                              By:       SCOTT FABER
                                     ------------------------------------------

                                        Scott Faber, Managing Director
                                     ------------------------------------------
                                            [Typed/Printed Name and Title]